UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 27, 2006

STEWART INFORMATION SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER
JURISDICTION)		IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          A press release issued by Stewart Information Services Corporation on April 27, 2006 regarding financial results for the three months ended March 31, 2006 is attached hereto as Exhibit 99.1, and the first five paragraphs thereof are incorporated herein by reference.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 8.01.   OTHER EVENTS.

          We have filed with the Securities and Exchange Commission, as exhibits to our most recently filed Annual Report on Form 10-K, the CEO and CFO certifications required under Section 302 of the Sarbanes-Oxley Act.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

          (d) EXHIBITS

Exhibit No	Description

99.1	Press release of Stewart Information Services Corporation dated April 27, 2006, reporting financial results for the three months ended March 31, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
(Registrant)

By:	/S/ Max Crisp

(Max Crisp, Executive Vice President,
Secretary-Treasurer, Director and Principal
Financial and Accounting Officer)

Date:  April 27,  2006